NEWS RELEASE

Silverado Announces Continued High Grade Gold and
Antimony Mineralization in Drill Cores at Nolan Creek

VANCOUVER, BC, Canada, August 14, 2008. Silverado Gold Mines Ltd. (the "Company" or "Silverado") SLGLF OTCBB, SLGL Frankfurt, www.silverado.com, announced today that it has completed 20 drill holes totalling 6,496 ft as part of its 2008 exploration drilling at Workman's Bench, the Company's prime exploration target on its Nolan Creek property. This year's drilling has extended the known lateral extent of the stibnite (antimony)-gold vein systems on Workman's Bench from 600 ft to 1,000 ft. The Company has now received all assays of mineralized veins for drill holes 08SH01B, 08SH02, 08SH03, 08SH07, 08SH08, 08SH09 and 08SH10. Assay results reveal grades as high as 2.68 troy ounces of gold per ton in drill hole 08SH08, and 53.44% antimony in drill hole 08SH01B.

Workman's Bench is the Company's prime exploration target for a lode gold and antimony deposit in the southwestern part of the Solomon Shear Zone. The Solomon Shear Zone contains NE striking gold-antimony-quartz vein systems which also occur in other areas on the Nolan Creek property, including across Smith Creek on Pringle Bench and north of Smith Creek Dome. A NI 43-101 Technical Report regarding the Nolan Creek property, entitled “Estimation of Lode and Placer Mineral Resources, Nolan Creek Wiseman B-1 Quadrangle, Koyukuk Mining District, Northern Alaska” dated July 29, 2008, has been prepared by Thomas K. Bundtzen of Pacific Rim Geological Consulting Inc. and is available on SEDAR at www.sedar.com.

This year’s drilling on Workman's Bench has focused on defining the lateral and vertical extent of the known gold and antimony mineralized zones, in particular on the main exposed vein in underground exploration Tunnels C and D. Information thus far indicates the gold and antimony mineralized zones at Workman's Bench are open laterally and at depth. An updated drill hole location map for these zones can be found on the Company's website on the Nolan Creek project page at http://www.silverado.com/i/pdf/2008-08-13NRM1.pdf

The Company has received all assays of mineralized veins for drill hole 08SH01B, 08SH02, 08SH03, 08SH07, 08SH08, 08SH09 and 08SH10. Drill holes 08SH04, 08SH05 and 08SH06 were only partially drilled and had to be abandoned due to ground conditions. Selected drill hole assays are presented in the table below. Most samples of vein material contain gold. The reader should note that assay results listed in the table present results of individual veins sampled and cut from the drill core. Assays for the remaining drill holes are pending. Drilling continues on the Workman's Bench Zone, as warranted.

SILVERADO GOLD MINES LTD. / SILVERADO GREEN FUEL INC.
Suite 1820 - 1111 West Georgia Street, Vancouver, British Columbia, Canada V6E 4M3, Telephone: (604) 689-1535, Facsimile: (604) 682-3519
Investor Relations: E-mail: ir@silverado.com ; Public Relations : E-mail: pr@silverado.com ; Toll Free: 1-800-665-4646 (Canada and USA only)
Silverado Gold Mines Ltd. www.silverado.com

Drill Hole Number	SAMPLE INTERVAL (FROM)	SAMPLE INTERVAL (TO)	SAMPLE LENGTH (FT)	Au (oz/ton)	Sb (%)
08SH01B	32.6	33.2	0.6	0.00	8.24
08SH01B	33.8	35.2	1.4	0.28	53.44
08SH01B	95.7	96.4	0.7	0.23	28.69
08SH01B	98.2	101.2	3	0.13	18.43
08SH01B	105.8	106.3	0.5	0.06	13.43
08SH01B	108	108.5	0.5	0.02	26.05
08SH01B	139	139.5	0.5	0.02	16.36
08SH01B	141.6	142.2	0.6	0.01	19.87
08SH01B	146.7	148	1.3	0.22	0.08
08SH01B	148	149.2	1.2	0.06	6.44
08SH01B	170.7	171.2	0.5	0.03	3.66

Drill Hole Number	SAMPLE INTERVAL (FROM)	SAMPLE INTERVAL (TO)	SAMPLE LENGTH (FT)	Au (oz/ton)	Sb (%)
08SH02	193	193.8	0.8	0.19	7.11
08SH02	216	216.5	0.5	0.15	2.40

Drill Hole Number	SAMPLE INTERVAL (FROM)	SAMPLE INTERVAL (TO)	SAMPLE LENGTH (FT)	Au (oz/ton)	Sb (%)
08SH03	38.8	39.3	0.5	0.00	2.24
08SH03	41.4	42	0.6	0.42	42.05
08SH03	42	42.5	0.5	0.15	33.78
08SH03	58.1	58.6	0.5	0.01	17.84
08SH03	84.5	85	0.5	0.03	24.04
08SH03	89.5	90	0.5	0.11	0.07
08SH03	113.2	114.4	1.2	0.35	0.01
08SH03	115.4	115.9	0.5	0.12	0.08
08SH03	115.9	117	1.1	0.41	26.73
08SH03	117	117.5	0.5	0.36	0.07

SILVERADO GOLD MINES LTD. / SILVERADO GREEN FUEL INC.
Suite 1820 - 1111 West Georgia Street, Vancouver, British Columbia, Canada V6E 4M3, Telephone: (604) 689-1535, Facsimile: (604) 682-3519
Investor Relations: E-mail: ir@silverado.com ; Public Relations : E-mail: pr@silverado.com ; Toll Free: 1-800-665-4646 (Canada and USA only)
Silverado Gold Mines Ltd. www.silverado.com

	…continued…
Drill Hole Number	SAMPLE INTERVAL (FROM)	SAMPLE INTERVAL (TO)	SAMPLE LENGTH (FT)	Au (oz/ton)	Sb (%)
08SH03	130.3	130.9	0.6	0.13	13.65
08SH03	161.5	162	0.5	0.14	0.01
08SH03	195.5	196	0.5	0.13	0.70

Drill Hole Number	SAMPLE INTERVAL (FROM)	SAMPLE INTERVAL (TO)	SAMPLE LENGTH (FT)	Au (oz/ton)	Sb (%)
08SH07	171.5	172	0.5	0.06	3.95
08SH07	175	175.5	0.5	0.01	3.43
08SH07	181.5	182	0.5	0.02	17.54
08SH07	185.2	185.7	0.5	0.02	11.28
08SH07	201	202	1	0.30	0.03
08SH07	212.5	213	0.5	0.09	9.67
08SH07	221	221.8	0.8	0.15	21.1

Drill Hole Number	SAMPLE INTERVAL (FROM)	SAMPLE INTERVAL (TO)	SAMPLE LENGTH (FT)	Au (oz/ton)	Sb (%)
08SH08	347.9	348.6	0.7	2.68	5.77
08SH08	375	375.5	0.5	0.61	34.77
08SH08	378.4	379.1	0.7	0.05	46.02
08SH08	380	381.2	1.2	0.50	8.89

Drill Hole Number	SAMPLE INTERVAL (FROM)	SAMPLE INTERVAL (TO)	SAMPLE LENGTH (FT)	Au (oz/ton)	Sb (%)
08SH09	346.4	347.4	1	0.09	5.85

SILVERADO GOLD MINES LTD. / SILVERADO GREEN FUEL INC.
Suite 1820 - 1111 West Georgia Street, Vancouver, British Columbia, Canada V6E 4M3, Telephone: (604) 689-1535, Facsimile: (604) 682-3519
Investor Relations: E-mail: ir@silverado.com ; Public Relations : E-mail: pr@silverado.com ; Toll Free: 1-800-665-4646 (Canada and USA only)
Silverado Gold Mines Ltd. www.silverado.com

Drill Hole Number	SAMPLE INTERVAL (FROM)	SAMPLE INTERVAL (TO)	SAMPLE LENGTH (FT)	Au (oz/ton)	Sb (%)
08SH10	90.2	91.6	1.4	0.28	4.39
08SH10	104.4	105.1	0.7	0.05	4.41
08SH10	106.3	107	0.7	0.10	20.36
08SH10	188.4	189.2	0.8	0.12	25.00

The assay results at Workman's Bench returned significant gold and antimony grades in all drill holes assayed thus far. The highest gold grade was encountered in drill hole 08SH08 in a 0.7 ft long sample of a stibnite-quartz vein at 347.9 ft to 348.6 ft down hole. This sample assayed 2.68 troy ounces of gold per ton. The highest antimony grade was encountered in a 5 inch true width stibnite-quartz vein in drill hole 08SH1B at 33.8 ft to 35.2 ft down hole. This particular vein assayed 53.44% antimony and 0.28 troy ounces of gold per ton.

All drill core was logged and photographed by geologists. Once all technical data was derived from the core, the core was cut lengthwise. The half-core was sampled by pre-determined intervals based on geology, and placed in sealed sample bags and labelled with the assigned sample number. All samples were delivered to ALS Chemex in Fairbanks for analysis. Specific antimony samples of massive stibnite veins were delivered to Alaska Assay Laboratories in Fairbanks for analysis. With the shipment to the laboratories of every 20th sample, the Company submitted two (2) standard samples, and one (1) blank sample for analysis. From time to time, the Company instructed the laboratories to assay duplicate samples of the pulp from the drill core.

Silverado further announces that gold and antimony values from duplicate samples of large vein samples collected underground from the main vein in Tunnel D at four different sample locations assayed as high as 1.32 troy ounces gold per ton and 68.77% antimony. These samples, which were sent to ALS Chemex in Fairbanks for analysis, confirm the high grade nature of gold and antimony mineralization within the main vein over a length of 67 ft in Tunnel D.

Sample Location	Sample Number	Au oz/ton	Sb %
I	707081	0.56	68.06
II	707082	0.78	60.87
III	707083	1.32	68.77
IV	707084	0.27	66.26

SILVERADO GOLD MINES LTD. / SILVERADO GREEN FUEL INC.
Suite 1820 - 1111 West Georgia Street, Vancouver, British Columbia, Canada V6E 4M3, Telephone: (604) 689-1535, Facsimile: (604) 682-3519
Investor Relations: E-mail: ir@silverado.com ; Public Relations : E-mail: pr@silverado.com ; Toll Free: 1-800-665-4646 (Canada and USA only)
Silverado Gold Mines Ltd. www.silverado.com

Dr. Karsten Eden, Certified Professional Geologist, and Vice President Exploration of Silverado, is the qualified person as defined by Canadian National Instrument 43-101 for the Company and has verified the data contained in this news release.

ABOUT THE COMPANY

The Company is an exploration stage company focused on the exploration of gold properties, with some past production, and the development of new environmentally friendly low-rank coal water fuel technology. The Company has gold properties located throughout Alaska, which include a 100% interest in numerous mining claims located on the Nolan Creek property. The Company is developing low-rank coal water fuel that is designed to be produced from low-rank coal and processed into an environmentally friendly oil substitute. Silverado Green Fuel Inc. is a wholly owned subsidiary of its publicly traded parent, Silverado Gold Mines Ltd. For more information, please visit http://www.silverado.com/.

CONTACT

Mailing Address: Suite 1820 - 1111 West Georgia St, Vancouver, British Columbia, Canada, V6E 4M3; Trading Symbols: OTC BB - SLGLF, FRANKFURT - SLGL; Telephone: (604) 689-1535, Facsimile: (604) 682-3519, Toll Free: 1-800-665-4646 (Canada and USA only); Investor Relations: E-mail: ir@silverado.com; Public Relations: E-mail: pr@silverado.com; Media Relations: E-mail: jay@silverado.com

This News Release may contain, in addition to historical information, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this news release that are forward-looking statements are based on the current expectations, beliefs, assumptions, estimates and forecasts about the Company's business and the industry and markets in which it operates. Such forward-looking statements involve risks and uncertainties regarding the market price of gold, availability of funds, government regulations, common share prices, operating costs, capital costs, outcomes of test mining activities and other factors. Forward-looking statements are made, without limitation, in relation to operating plans, property exploration activities, including test mining activities, availability of funds, environmental reclamation, operating costs and permit acquisition. Any statements contained herein that are not statements of historical facts may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "may", "will", "should", "expect", "plan", "intend", "anticipate", "believe", "estimate", "predict", "potential", or "continue", and the negative of such terms or other comparable terminology. Actual events or results may differ materially. In evaluating these statements, you should consider various factors, including the risks detailed in the Company's filings with the Canadian Securities Authorities and the US SEC. These factors may cause the Company's actual results to differ materially from any forward looking statement. Except as required by applicable securities laws, the Company disclaims any obligation to publicly update these statements, or disclose any difference between its actual results and those reflected in these statements. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

SOURCE Silverado Gold Mines Ltd.

SILVERADO GOLD MINES LTD. / SILVERADO GREEN FUEL INC.
Suite 1820 - 1111 West Georgia Street, Vancouver, British Columbia, Canada V6E 4M3, Telephone: (604) 689-1535, Facsimile: (604) 682-3519
Investor Relations: E-mail: ir@silverado.com ; Public Relations : E-mail: pr@silverado.com ; Toll Free: 1-800-665-4646 (Canada and USA only)
Silverado Gold Mines Ltd. www.silverado.com